EATON VANCE COMMODITY STRATEGY FUND
Supplement to Prospectus dated May 1, 2012

The following replaces the first paragraph under “Performance” in “Fund Summary”:

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns over time compare with those of a broad-based securities market index.  The return in the bar chart is for Class A shares and does not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  The Fund’s performance reflects the effects of expense reductions.  Absent these reductions, performance would have been lower.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

May 3, 2012	____-5/12 CSPS